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                                 FIRST AMENDMENT
                            SPRINGS INDUSTRIES, INC.
                DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS




         This Amendment dated as of October 29, 1995, to the Deferred Compensation Plan for Outside Directors (the "Plan") as adopted and restated on August 18, 1994 by Springs Industries, Inc. ("Springs");

         WHEREAS, Springs has adopted and maintains the Plan to provide fee deferral elections by Outside Directors; and

         WHEREAS, Article XII of the Plan authorizes the amendment of the terms of the Plan by Springs.

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Effective October 29, 1995, paragraph (c) of Article V in its entirety and the following language is substituted in lieu thereof:

                  (c) Subject to such limitations as the Committee may impose, a Director electing to defer hereunder prior to May 1, 1996 shall also elect, either (A) a fixed period commencing in the January following the Director's Termination Date over which the balance in his Account shall be paid to him in annual installments and a fixed period (which may be a different period) over which the balance in his Account shall be paid to his Beneficiary or estate in annual installments in the event of his death before receiving such balance (an election under this clause (A) being referred to as a "Fixed Period Election"); or (B) an After Retirement Election.

         2. Effective October 29, 1995, paragraph (h) is hereby deleted in its entirety and the following language is substituted in lieu thereof:

                  Any Director electing to defer hereunder with respect to compensation paid after April 30, 1996, shall be deemed to have made an After Retirement Election.

         The officers of Springs are authorized and directed to insert copies of this amendment in the file copy of the Plan available for inspection by participants upon request.


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         IN WITNESS WHEREOF, the Employer has caused this amendment to be executed as of the day and year written above.

                                    SPRINGS INDUSTRIES, INC.



                                    By:  /s/J. Spratt White
                                       -----------------------------------------
                                    Its: Senior Vice President

ATTEST:



 /s/Robert W. Sullivan
------------------------------
Assistant Secretary







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                    SECOND AMENDMENT TO AMENDED AND RESTATED
                            SPRINGS INDUSTRIES, INC.
                DEFERRED COMPENSATION PLAN FOR OUTSIDE DIRECTORS



         1. Article V(a) is amended effective November 1, 1996, by deleting the first sentence of Article V(a) in its entirety and substituting in lieu thereof the following new sentence:

                  "Subject to the provisions of paragraph (b) below, each Director may elect, within fifteen days following his election as a Director at an annual meeting of shareholders, in writing addressed to the Plan Administrator to defer receipt of all or a portion of any cash fees payable for the period set forth in the following sentence."

         2. Article V(b) is amended effective November 1, 1996, by adding the following new sentence to the end of Article V(b):

                  "All elections made after January 1, 1997, to credit the deferred payment of fees to the Stock Equivalent Account shall be subject to the approval of the Committee."

         3. Article X(c)(1)(i) is amended effective November 1, 1996, by deleting the second sentence of Article X(c)(1)(i) in its entirety and substituting in lieu thereof the following new sentence:

                  "At the Committee's option, the distribution may be in the form of cash in the amount of the cash value on the date of distribution of the number of Stock Equivalents distributable in such installment, provided that if cash is to be distributed, such Director shall be notified in writing not later than the last of the three days specified in the next sentence."

                  IN WITNESS WHEREOF, this Amendment has been executed pursuant to resolutions adopted by the Board of Directors of the Company on October 20, 1996.

                                    SPRINGS INDUSTRIES, INC.



                                    By: /s/J. Spratt White
                                       -----------------------------------------
                                         J. Spratt White
                                         Senior Vice President-Human Resources





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